SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement ☐ Soliciting Material Under Rule 14a-12
☐	Confidential, For Use of the

Commission Only (as permitted

by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials

EQUITY RESIDENTIAL

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 10, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Annual Meeting, Proxy Statement and Annual Report

To view this material and to vote these shares, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before May 27, 2008.

To request material:    Internet: www.proxyvote.com    Telephone: 1-800-579-1639    **Email: sendmaterial@proxyvote.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (s) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

TWO NORTH RIVERSIDE PLAZA CHICAGO, ILLINOIS 60606	EQUITY RESIDENTIAL
Vote In Person
You may attend the Annual Meeting and vote in person. You must provide evidence of ownership of the shares to be admitted to the
Meeting. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
Time the day before the meeting date. Have the 12-digit Control # (s)when you access the web site and follow the instructions.

Meeting Type:	Annual	Meeting Location:	Two North Riverside Plaza
Meeting Date:	June 10, 2008		Suite 2400
Meeting Time:	1:00 p.m., CDT		Chicago, Illinois 60606
For holders as of:	March 31, 2008

Voting items

THE BOARD RECOMMENDS A VOTE

“FOR” ALL NOMINEES IN PROPOSAL 1.

1.	Election of Trustees to the Board.

Nominees for Trustee:

(01) John W. Alexander (02) Charles L. Atwood (03) Stephen O. Evans (04) Boone A. Knox (05) John E. Neal (06) David J. Neithercut	(07) Desiree G. Rogers (08) Sheli Z. Rosenberg (09) Gerald A. Spector (10) B. Joseph White (11) Samuel Zell

THE BOARD RECOMMENDS A VOTE

“FOR” PROPOSAL 2.

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2008.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.